Exhibit 99.1

January 2004

Safe Harbor Statement Under the

Private Securities Litigation Reform Act of 1995

The presentation relating to this material may contain forward-looking statements. Forward-looking statements made by or on behalf of Gallagher are subject to risks and uncertainties, including but not limited to the following: Gallagher’s commission revenues are highly dependent on premiums charged by insurers, which are subject to fluctuation; lower interest rates reduce Gallagher’s income earned on invested funds; the alternative insurance market continues to grow which could unfavorably impact commission and favorably impact fee revenue, though perhaps not to the same extent; Gallagher’s revenues vary significantly from period to period as a result of the timing of policy inception dates and the net effect of new and lost business production; the general level of economic activity can have a substantial impact on Gallagher’s renewal business; Gallagher’s operating results, returns on investments and financial position may be adversely impacted by exposure to various market risks such as interest rate, equity pricing, foreign exchange rates and the competitive environment, and Gallagher’s effective income tax rate may be subject to increase as a result of changes in income tax laws or unfavorable interpretations of existing in income tax laws. Gallagher’s ability to grow has been enhanced through acquisitions, which may or may not be available on acceptable terms in the future and which, if consummated, may or may not be advantageous to Gallagher. Accordingly, actual results may differ materially from those set forth in the forward-looking statements.

Non-GAAP Financial Measures

Regulation G Disclosure

This presentation includes certain non-GAAP financial measures as defined under rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”). As required by SEC rules, we have provided reconciliations of those measures to the most directly comparable GAAP measures, which are available on our investor relations web-site at www.ajg.com

Arthur J. Gallagher & Co.

World’s fourth-largest insurance brokerage and risk management services firm

Public since 1984

Market capitalization of $2.9 billion

Shares outstanding of 90.0 million

Dividend yield of 3.1% * (indicated as of Jan `04)

52-week range – $23.28—$32.74

Traded NYSE as “AJG”

As of 12/31/03, unless otherwise indicated

* Yield given January 22, 2004 Board of Directors declaration of a $0.25 per share first quarter dividend.

Our Mission

We are an international Sales and Marketing company that plans and administers cost-effective, differentiated property/casualty and human resource risk management programs as brokers, consultants and third-party administrators.

Our mission is to: yProvide superior, cost-effective risk management products and services that meet the ever-changing needs of our current and prospective clients, while continuing to strive for the highest professional excellence in the delivery of those products and services. yProvide our employees with an opportunity for professional growth, personal satisfaction and financial security. yBuild and maintain long-lasting, consistent, honest and profitable relationships with our insurance markets, who we recognize play a crucial role in meeting our clients` risk management needs. yGrow shareholder value by increasing our client base, dedicating ourselves to increased productivity, profitability and professionalism resulting in long-term earnings-per-share growth.

We will accomplish our mission with the kind of leadership that will ensure perpetuation of our corporate culture. We will also adhere to rigid moral and ethical standards in all of our dealings as we look to the challenges of the future with confidence in our ability to create and maintain a Gallagher Team that is the very best at what we do.

Arthur J. Gallagher & Co

Stock Performance** vs. S&P

350% Arthur J Gallagher & Co [AJG]

S&P 500 (SPX)

300%

250%

200%

150%

100%

50%

0%

December-98 December-99 December-00 December-01 December-02 December-03

*—excludes dividend reinvestment

Arthur J. Gallagher & Co.

Competitors and Marketplace

COMPANY COMM/FEES U.S. / INT’L TARGET MARKET

Marsh 55% / 45% 55% / 45% Full Spectrum

Aon 65% / 35% 50% / 50% Full Spectrum

Gallagher 70% / 30% 90% / 10% Full Spectrum

Willis 70% / 30% 38% / 62% Full Spectrum

Brown 95% / 5% 100% / 0% Small/Middle

Hilb, Rogal 95% / 5% 100% / 0% Small/Middle

Percentages (per CSFB) are approximate

Arthur J. Gallagher & Co.

Summary: Why Invest?

$ 1,400 R R

$ 1,200 % CAG $200 CAG

1 9 2 6%

$ 1,000

$150

$ 800

$ 600 $100

$ 400

$50

$ 200

$ 0 $ 0

1999 Gross Revenue 2003 1999 Cash Earnings 2003

$ 1.00 R *$ 1.00

$ 0.80 CAG

19%

$ 0.60

$ 0.40

$ 0.20

$ 0.00

1984 Dividends 2004

2003 cash generation of $196 M, or $2.10/share

5-year average ROE of 34% is highest in peer group

Highest dividend yield in peer group – 3.1% indicated in 2004

Arthur J. Gallagher & Co.

A Real Growth Story

1984 IPO

(Restated for stock splits) Dec 31, 2003

Stock Price $ 1.72 $ 32.49

Market Cap $57 M $2.9 B

Tangible Net Worth $23 M $396 M

Annual Dividend/Share $ .03 $1.00 * (indicated)

Including Dividend Reinvestment, Compound Annual Growth Rate of 18%

* On January 22, 2004, Gallagher’s Board of Directors declared a $0.25 per share first quarter dividend.

Arthur J. Gallagher & Co.

Long-term Goals

$ 1.9—$2.2 billion in revenues within five years

15% year-over-year earnings growth

30%+ annual return on Beginning Stockholders’ Equity

Arthur J. Gallagher & Co.

Culture Driven Success

Sales and marketing driven

Team-oriented

Open

“Small company” feel

Client-focused

Competitive

No “C” players

Arthur J. Gallagher & Co.

2003 Employee Survey Results

78% participation

96% understand the need to grow and are committed to helping grow the Company

92% Agree Customer is top priority

92% “I am proud to work for this Company”

90% of men and women felt they were treated with respect by co-workers

80% felt the Company could run more efficiently

The Gallagher Culture is Alive and Strong

Arthur J. Gallagher & Co.

2003 Achievements

Record revenues of $1.3B and earnings of $146M

Total Brokerage and Risk Management revenues increased 15%

Total Brokerage and Risk Management pre-tax income increased 19%

Validated organic hiring strategy

Arthur J. Gallagher & Co.

2003 Achievements (continued)

Returned $143M in cash to stockholders

$81M of share repurchases or 2.9M shares

$62M of dividends

Paid off all corporate related debt

Increased GAAP Book Value to $619M

Maintained tangible net worth at nearly $400M

Arthur J. Gallagher & Co.

2003 Achievements (continued)

Reduced concentrations of non-liquid investments and off balance sheet items by $122M

Navigated synfuel tax credit waters

Improved transparency of financial reporting

Early Adopted

FIN 46 – Consolidation of Variable Interest Entities

SFAS 123—Accounting for Stock Based

Compensation

Arthur J. Gallagher & Co.

Three Distinct Segments

2003

Revenue Pretax Earnings

Brokerage Brokerage

69% 79%

Financial Services Financial Services

Risk Management Risk Management

6% 1%

25% 20%

Revenue excludes FIN 46 impact and investment write-off’s

Pretax earnings exclude investment write-off’s (no impact of FIN 46)

Brokerage Segment

Gallagher Competition

Gallagher’s largest Marsh

business segment

Aon

Acts as intermediary –

Willis

no underwriting risk

Top 20 distributors only

Niche driven

control 25% of market (1)

Alternative market leaders

Merger opportunities

abound

(1) Business Insurance/JP Morgan

Brokerage Segment

A Strategic Consolidator

Geographic diversity; enhance or expand capabilities

Over 115 acquisitions since 1986 in this segment

Almost $460 million of 2003 revenue from acquired entities

The rules: financial health, similar culture

Gallagher is merger partner of choice

Brokerage Segment

Growth, Profits & Cash

R $172M

1000 $849M 180 A G

R 160 C

900 A G 2 0%

800 % C 140

2 0

700 120

600 $381M 100 $75M

500 80

400 60

300 40

200 20

100 0

99 00 01 02 03 99 00 01 02 03

Revenue Pretax Earnings

2003 pretax cash earnings of $194 million

2003 pretax cash margin of 22%

Note: Amounts as originally reported

Brokerage Segment

Three Primary Operations

Retail Brokerage

62%

(Jim Gault)

Employee Benefits Specialty Marketing &

15% International

(Jim Durkin) 23%

(Dave McGurn)

Retail Brokerage Offices

Retail Brokerage

Niches

Agribusiness Public Entity

Aviation Real Estate

General Commercial

Construction

Habitational

Energy Hospitality

Global Risk Management Shopping Centers

Healthcare Religious/Nonprofit

Higher Education Restaurant

Management Liability Scholastic K-12

Marine Transportation

Mergers & Acquisitions Worldwide Risk Services

Wrap Ups

Personal Insurance

Retail Brokerage

High Growth & Profit Potential

Niches – number and size

Acquisitions and hiring

Alternative market

Captives

Rent-a-captives

Deductible plans

Self-insurance

Specialty Marketing & International

Offices, Joint Ventures & Alliances

Specialty Marketing & International

Capabilities

Reinsurance Brokerage

International P&C Brokerage

Programs/Program Administration

CoverageFirst.com

Wholesale Brokerage

Captives/Rent-a-Captives

Specialty Marketing & International

High Growth & Profit Potential

Reinsurance brokerage

Programs and program administration

International business

Wholesale brokerage

Employee Benefits Offices

Employee Benefits

Capabilities

Employee Benefits Executive Benefits/ Brokerage/Consulting Financial Planning

Healthcare Data Human Resource Services Analysis/Benchmarking

Retirement Plan Services

Compliance Consulting

Employer Administrative

Merger & Acquisition Services Analysis

Business Continuation

Actuarial Services

Compensation Program Design/Analysis

Employee Benefits

High Growth & Profit Potential

Niche marketing

Cross-selling opportunities with Brokerage Services

Merger and acquisition opportunities

Assisting clients/prospects with four top priorities

Controlling health and welfare costs

Providing better retirement tools/information

Benefits communication and administration

Compliance with federal and state regulations

Risk Management Segment

Two Primary Operations

Property/Casualty Claims Management Medical Claims “Gallagher Bassett” Management 91% 9% (Rich McKenna) (Jim Durkin)

Fee revenues are primarily generated based on number of claims.

Risk Management Segment

Growth, Profits & Cash

R R

CAG $322M G $43M

C A

350 5% 45

1%

300 40 2 3

35

250

200 25

150 20

15

100

10

50 5

0 0

99 03 99 03

Revenue Pretax Earnings

2003 pretax cash earnings of $52 million

2003 pretax cash margin of 16%

Note: Amounts as originally reported

Gallagher Bassett Offices

Risk Management Segment

Capabilities

Real-time Claims Managed Care Services

Reporting

Loss Control Services

Recoveries (subrogation,

Safety Programs

salvage, etc.)

Settlement Management

Appraisal Services

Education and Training

Litigation Management

Information Management

Risk Management Segment

High Growth & Profit Potential

Fortune 1000 companies

Outsourcing of insurance co. claims departments

Captives

Program business

Expanding global capabilities

Enhancements in systems/processes related to:

Electronic data storage

Security

Claims regulatory changes

Access to information via the Internet

Employer communication/plan administration

Financial Services Segment

$836 Million of Cash & Investments*

Investments Allocated to Financial Services Segment

($ 205 M)

Cash Allocated to Brokerage Segment

($ 495 M)

Cash Allocated to Risk Management Segment

($ 136 M)

* As of December 31, 2003 – Cash & investments net of related investment borrowings

Financial Services Segment

Assets at December 31, 2002 & 2003

Assets Under Management Asset Classes 12/31/03

$ 80 Low Income Housing $20M

$ 298 $ 70

Alternative Fuel $74M

$ 310 $ 60

$ 290 $ 50 Trading Securities $5M

$ 270 $ 40 Asset Alliance $ 51M

$ 250

$ 205 $ 30

$ 230 Real Estate, incl HO $ 24M

$ 210 $ 20

$ 190 Bermuda Insurance $ 20M

$ 10

$ 170 VC, Airplanes & Other $11M

$ 0

$ 150

2002 2003 Tax Adv. Asset

Real Other

Mgmt. Estate

$            In millions

Financial Services Segment

Refocused Investing

Tax advantaged – maximize through 2007

Asset management – monetize

Real estate – optimize cash flows

Venture capital – substantially exited in 2003

Arthur J. Gallagher & Co.

Why Invest?

Arthur J. Gallagher & Co.

Revenue Growth

Gross Revenues As Originally Reported ($            M)

$ 1,400 $ 1,304

G R

C A $ 1,101

$ 1,200 9%

1

$ 1,000 $ 910

$ 741

$ 800

$ 606

$ 600

$ 400

$ 200

1999 2000 2001 2002 2003

Arthur J. Gallagher & Co.

Profitable Growth

Pretax Earnings As Originally Reported ($            M)

R G $ 193

$ 200 C A $ 186

$ 180 18%

$ 160 $ 142

$ 140 $ 126

$ 120 $ 104

$ 100

$ 80

$ 60

$ 40

1999 2000 2001 2002 2003

Arthur J. Gallagher & Co.

Rising Productivity

Revenue Per Employee As Reported

$ 181,000

G R

$ 180 C A

8%

$ 170

$ 155,000

$ 160

$ 150 $ 140,000

$ 137,000

$ 140 $ 127,000

$ 130

$ 120

$ 110

$ 100

1999 2000 2001 2002 2003

Arthur J. Gallagher & Co.

Increasing Shareholder Value

Diluted EPS As Originally Reported – Post Split 1/18/01

G R $ 1.57

C A

$ 1.60 1 5%

$ 1.39 $ 1.41

$ 1.40

$ 1.20 $ 1.05

$ 1.00 $ .88

$ 0.80

$ 0.60

$ 0.40

1999 2000 2001 2002 2003

Arthur J. Gallagher & Co.

Annual Cash Earnings

As Originally Reported ($            M)

$ 196

G R

$ 200 C A

6% $ 168

2

$ 150 $ 129

$ 91

$ 100 $ 74

$ 50

1999 2000 2001 2002 2003

Arthur J. Gallagher & Co.

Industry-Leading ROE

Largest Positive Tangible Net Worth in Peer Group*

35.0%

30.0% 5-Year

Average

25.0%

ROE

20.0% 34%

15.0% 5-Year

10.0% Average

ROE

5.0% 18%

0.0%

Peers Gallagher

* As of 9/30/03

Arthur J. Gallagher & Co.

Since 1990, $1.1 Billion Cash Flow from Ops

Dividends Paid

($ 337 M)

Reinvested in Operations

($ 416 M)

Shares Repurchased

($ 386 M)

Built a balance sheet with $4.40 in tangible net worth per share and no operating debt.

As of 12/31/03

Arthur J. Gallagher & Co.

Dividends Per Share

Average Annual Increase 20%

$1.00 *

$ 1.00

$ 0.80

$ 0.60

$ 0.40

$ 0.20 $ 0.03

$ 0.00

84 86 88 90 92 94 96 98 02 04

9 19 19 19 19 0 20

19 19 19 1 2000 2

Indicated—On January 22, 2004, Gallagher’s Board of Year

Directors declared a $0.25 per share quarterly dividend.

Arthur J. Gallagher & Co.

Summary: Why Invest?

$ 1,400 R R

$ 1,200 % CAG $200 CAG

1 9 2 6%

$ 1,000

$150

$ 800

$ 600 $100

$ 400

$50

$ 200

$ 0 $ 0

1999 Gross Revenue 2003 1999 Cash Earnings 2003

$ 1.00 R *$ 1.00

$ 0.80 CAG

19%

$ 0.60

$ 0.40

$ 0.20

$ 0.00

1984 Dividends 2004

2003 cash generation of $196 M, or $2.10/share

5-year average ROE of 34% is highest in peer group

Highest dividend yield in peer group – 3.1% indicated in 2004

Culture Driven Success

The Gallagher Way

Shared values at Gallagher are the rock foundation of the Company and our Culture. What is a Shared Value? These are the concepts that the vast majority of movers and shakers in the Company passionately adhere to. What are some of Gallagher’s Shared Values?

1. We are a Sales and Marketing Company dedicated to providing excellence in Risk Management Services to our clients.

2. We support one another. We believe in one another. We acknowledge and respect the ability of one another.

3. We push for professional excellence.

4. We can all improve and learn from one another.

5. There are no second class citizens „Ÿ everyone is important and everybody’s job is important.

6. We’re an open society.

7. Empathy for the other person is not a weakness.

8. Suspicion breeds more suspicion. To trust and be trusted is vital.

9. Leaders need followers. How leaders treat followers has a direct impact on the effectiveness of the leader.

10. Interpersonal business relationships should be built. 11. We all need one another. We are all cogs in a wheel. 12. No department or person is an island.

13. Professional courtesy is expected.

14. Never ask someone to do something you wouldn’t do yourself.

15. I consider myself support for our Sales & Marketing. We can’t make things happen without each other.

We are a team.

16. Loyalty and respect are earned „Ÿ not dictated. 17. Fear is a turn-off.

18. People skills are very important at Gallagher. 20. We run to problems „Ÿ not away from them.

21. We adhere to the highest standards or moral and ethical behavior.

22. People work harder and are more effective when they’re turned on „Ÿ not turned off. 23. We are a warm, close Company. This is a strength „Ÿ not a weakness.

24. We must continue building a professional Company „Ÿ together „Ÿ as a team.

25. Shared values can be altered with circumstances „Ÿ but carefully and with tact and consideration for one another’s needs.

When accepted Shared Values are changed or challenged, the emotional impact and negative feelings can damage the Company.